UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): April 1, 2005

                              Multiband Corporation
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             (Exact name of registrant as specified in its chapter)

           Minnesota                     13529                   41-1255001
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

          9449 Science Center Drive
             New Hope, Minnesota                               55428
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    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code    763-504-3000
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          (Former name or former address, if changed since last report)

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Item 1.01 Entry into a Material Definitive Agreement

After close of business March 31, 2005, the Company sold certain assets owned by its Multiband Business Services Group (a/k/a Corporate Technologies USA, Inc.) to Vicom Systems, LLC. A copy of the asset sale agreement is attached.

Item 7.01 Elective Disclosure

In conjunction with the aforementioned sale, the Company reduced its indebtedness to Convergent Capital by two million dollars.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2005                    Multiband Corporation

                                       By James L. Mandel
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                                          James L. Mandel
                                          Chief Executive Officer

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                                  Exhibit Index

Asset Purchase Agreement